Exhibit 23.1


                       CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference of our reports included in this Form 10-K, into McMoRan Oil & Gas Co.'s previously filed Registration Statements (File Nos. 33-82866, 33-99828 and 33-80371).


                                                      Arthur Andersen LLP

     New Orleans, Louisiana
     March 25, 1998